INFORMATION STATEMENT PURSUANT TO
              SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:
[ ]  Preliminary Information Statement
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     14c-5(d)(2)
[X]  Definitive Information Statement



                             ANTON DIST. INC.
                        -----------------------------
                (Name of Registrant as Specified in its Charter)

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                                ANTON DIST. INC.
               16125 Shawbrooke Road SW.50 West Liberty, Suite 880
                                Calgary, Alberta
                        Canada, T2Y 3B3Reno, Nevada 89501

                              INFORMATION STATEMENT
                                      Dated
                                 April 7, 2004


                                     GENERAL

     This Information Statement is being circulated to the shareholders of Anton Dist. Inc., a Montana corporation (the "Company") in connection with the taking of corporate action without a meeting upon the written consent of all the holders of the outstanding shares of the Company's $0.001 par value common stock (the "Common Stock").

      WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

      As more completely described below, the matters upon which action is proposed to be taken are: (i) to authorize the Board of Directors to effect a forward stock split of thirteen-for-one (the "Forward Stock Split") of the Company's outstanding common stock, depending upon a determination by the Board of Directors that a Forward Stock Split is in the best interests of the Company and its shareholders; (ii) to approve an amendment to the Articles of Incorporation to effectuate a name change of the Company to "Andresmin Gold Corporation"; (iii) to approve a stock option plan for key personnel of the Company (the "Stock Option Plan"); (iv) to approve the election of three one directors to serve as a directors of the Company until the next annual meeting of the Company's shareholders or until their his successor has been elected and qualified; and (v) to ratify the selection of auditors for the fiscal year ending June 30, 2004.

      The date, time and place at which action is to be taken by written consent on the matters to be acted upon, and at which consents are to be submitted, is May 10, 2004, at 10:00 a.m. (Pacific Time) at 409 Granville Street, Suite 1450, Vancouver, British Columbia, Canada, V6C 1T250 West Liberty, Suite 880, Reno, Nevada 89501.

     This information statement is being first sent or given to security holders on approximately April 19, 2004.


                       VOTING SECURITIES AND VOTE REQUIRED

      On March 30, 2004, the Board of Directors authorized and approved, subject to shareholder approval, certain corporate actions, which the Board of Directors deemed to be in the best interests of the Company and its shareholders. The Board of Directors further authorized the preparation and circulation of this information statement and a shareholders' consent to the holders of all of the outstanding shares of the Company's Common Stock.

     There are currently 3,634,155 shares of the Company's Common Stock outstanding, and each share of Common Stock is entitled to one vote. The Written Consent of Shareholders holding 3,634,155 shares of the Common Stock issued and outstanding is necessary to approve the matters being considered. Except for the Common Stock there is no other class of voting securities outstanding at this date. The record date for determining shareholders entitled to vote or give consent is April 5, 2004 (the "Record Date").

     The matters upon which action is proposed to be taken are: (i) the approval of the Forward Stock Split; (ii) the approval of an amendment to the Articles of Incorporation to effectuate a name change of the Company to "Andresmin Gold Corporation"; (iii) the approval of the adoption of the Stock Option Plan for key personnel; (iv) the approval of the election of the following persons to serve as a directors of the Company until the next annual meeting of the Company's shareholders or until their his successor has been elected and qualified: Len De Melt, Wayne D. Johnstone and Lance Larsen; and (v) the ratification of the selection of Moore Stephens Ellis Foster Ltd. as the Company's independent public accountants for the fiscal year ending June 30, 2004.

      The cost of this Information Statement, consisting of printing, handling, and mailing of the Information Statement and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding the Information Statement to the beneficial owners of the shares of Common Stock, will be paid by the Company.


                    DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS
                               AND CONTROL PERSONS

CURRENT OFFICERS AND DIRECTORS

     As of the date of this Information Statement, the directors and executive officers of the Company are as follows:

Name                       Age              Position with the Company
-------------------        ---              -------------------------------

Ken Larsen                 75               President, CEO and a Director

Lance Larsen               44               Secretary, Treasurer, CFO and
                                            a Director

-------------------------------------

      KEN  LARSEN  has been an officer and a Director of the Company  since  the
Company's inception on May 6, 1991. From August 1983 to the present he has served as Vice President and General Manager of Bio-Med Marketing Inc., a Calgary, Alberta firm that specializes in financing and consulting to bio-medical companies. His duties there include hiring and training all sales personnel, designing and developing all in-house applications software applications, including the company network design and maintenance. From June 1988, Mr. Larsen served as General Manager of West Coast International, a company specializing in international sales of communications accessories. His duties there were to hire and train all sales staff and design and maintain all software and network installations. Mr. Larsen graduated with honors from the Canadian Investment Funds Institute and the Dale Carnegie sales course.

      LANCE LARSEN has been an officer and a director of the Company since September 5, 2002. From December, 1996 to the present he has served as President and Chief Executive Officer of Larsen International, Inc., a business consultancy firm specializing in mergers and acquisitions. From August 1997 to June 2000, he served as Vice President and General Manager of Bio-Med Marketing Inc., a Calgary, Alberta firm that specializes in financing and consulting to bio-medical companies. His duties there include hiring and training all sales personnel, designing and developing all in-house applications software applications, including the company network design and maintenance. From June 1988, Mr. Larsen served as General Manager of West Coast International, a company specializing in international sales of communications accessories. His duties there were to hire and train all sales staff and design and maintain all software and network installations. Mr. Larsen graduated with honors from the Canadian Investment Funds Institute and the Dale Carnegie sales course.

     For further information concerning the officers and directors, please see "ELECTION OF THREE (3) PERSONS TO SERVE AS DIRECTORS OF THE COMPANY - Information Concerning Directors."

AUDIT COMMITTEE

     As of the date of this Information Statement, the Company has not appointed members to an audit committee. As of the date of this Information Statement, no audit committee exists. and, Ttherefore, the role of an audit committee has been conducted by the Board of Directors of the Company.

       After election by the shareholders of the nominated directors named herein, the Company intends to establish an audit committee. When established, the audit committee will be comprised of two disinterested members. When established, the audit committee's primary function will be to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The audit committee's primary duties and responsibilities will be to: (i) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system;
(ii) review and appraise the audit efforts of the Company's independent accountants; (iii) evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; (iv) oversee management's establishment and enforcement of financial policies and business practices; and
(v) provide an open avenue of communication among the independent accountants, management and the Board of Directors.

      The Board of Directors has considered whether the provision of such non-audit services would be is compatible with maintaining the principal independent accountant's independence., The Board of Directors considered whether the independent principal accountant's independent, and concluded that the auditor for the previous fiscal year ended June 30, 2003 was independent.

AUDIT FEES

     The aggregate fees billed for each of the last two years for professional services rendered by the principal accountant for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-QSB's, and services that are normally provided by the accountant in connection with statutory and regulatory engagements for those fiscal years was $2,937.00.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

      During fiscal year ended June 30, 2003, the Company did not incur any fees for professional services rendered by its principal independent accountant for certain information technology services which may include, but is not limited to, operating or supervising or managing the Company's information or local area network or designing or implementing a hardware or software system that aggregate source data underlying the financial statements.

ALL OTHER FEES

     During fiscal year ended June 30, 2003, the Company did not incur any other fees for professional services rendered by its principal independent accountant for all other non-audit services which may include, but is not limited to, tax-related services, actuarial services or valuation services.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

      The following table sets forth information as of the Record Date concerning: (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's executive officers, directors and key employees; and (iii) all executive officers and directors as a group. Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire shares within 60 days is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Except as noted, each person or entity has sole voting and sole investment power with respect to the shares shown.

CLASS OF STOCK      NAME                     AMOUNT AND NATURE OF
PERCENT
                                     BENEFICIAL OWNERSHIP    OF OWNERSHIP
--------------------------------------------------------------------------------
                                               (1)
Common Stock   Ken Larsen               1,425,000          39.21%
               P.O. Box 1250
               Browning, MT  59417
                                              (1)
Common Stock   Lance Larsen                500,000              13.76%
               75 Sunbank Way
               Calgary, Alberta
               T2X 1X6
                                               (1)
Common Stock   All officers and directors    1,925,000               52.97%
               as a group (2 persons)
_______________________________________________________________________________

(1)   These are restricted shares of common stock.

                             EXECUTIVE COMPENSATION

     As of the date of this Information Statement, none of the officers or directors of the Company are compensated for their roles as directors or executive officers as the Company is only in the development stage and has not yet realized substantial revenues from business operations. Officers and directors of the Company, however, are reimbursed for any out-of-pocket expenses incurred by them on behalf of the Company. None of the Company's directors or officers are party to employment agreements with the Company. The Company presently has no pension, health, annuity, insurance, stock options, profit sharing or similar benefit plans.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has not entered into any contractual arrangements with related parties. There is not any currently proposed transaction, or series of the same to which the Company is a party, in which the amount involved exceeds $60,000 and in which, to the knowledge of the Company, any director, executive officer, nominee, fiver percent shareholder or any member of the immediate family of the foregoing persons, have or will have a direct or indirect material interest.

     The officers and directors of the Company are engaged in other businesses, either individually or through partnerships and corporations in which they may have an interest, hold an office or serve on the boards of directors. The directors of the Company may have other business interests to which they may devote a major or significant portion of their time. Certain conflicts of interest, therefore, may arise between the Company and its directors. Such conflicts are intended to be resolved through the exercise by the directors of judgment consistent with their fiduciary duties to the Company. The officers and directors of the Company intend to resolve such conflicts in the best interests of the Company. The officers and directors will devote their time to the affairs of the Company as necessary.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's directors and officers, and the persons who beneficially own more than ten percent of the common stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by the Company and on the representations of the reporting persons, the Company believes that these persons have complied with all applicable filing requirements during the fiscal year ended June 30, 2003 and during the six-month period ended December 31, 2003.


                 INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
                            MATTERS TO BE ACTED UPON

     With the exception of the current directors of the Company, and as of the date of this Information Statement, there are no persons identified by management of the Company who have an interest in the matters to be acted upon nor who are in opposition to the matters to be acted upon.

     As of the date of this Information Statement, there are no persons who are currently a director or officer of the Company, that oppose any action to be taken by the Company.


             AUTHORIZATION FOR THE BOARD OF DIRECTORS OF THE COMPANY
             TO EFFECTUATE A FORWARD STOCK SPLIT OF THIRTEEN-FOR-ONE
                     OF THE COMPANY'S ISSUED AND OUTSTANDING
                             SHARES OF COMMON STOCK

FORWARD STOCK SPLIT

     The Board of Directors of the Company, at a special meeting, authorized and approved, subject to shareholder approval,a forward stock split of thirteen-for-one (the "Forward Stock Split") of the Company's issued and outstanding shares of common stock. The Forward Stock Split may be effectuated by the Board depending on market conditions. The intent of the Forward Stock Split is to increase the marketability and liquidity of the common stock.

      If the Forward Stock Split is approved by the shareholders pursuant to the execution of the Written Consent of Shareholders, it will be effected only upon a determination by the Board of Directors that the Forward Stock Split is in the best interests of the Company and the shareholders. In the Board's judgment, the Forward Stock Split would result in the greatest marketability and liquidity of the common stock, based upon prevailing market conditions, the likely effect on the market price of the common stock and other relevant factors.

      If approved by the shareholders pursuant to the Written Consent of Shareholders, the Forward Stock Split will become effective on any date (the "Effective Date") selected by the Board of Directors on or prior to May 14, 2004, upon the filing of the appropriate documentation with all applicable regulatory authorities. If no Forward Stock Split is effected by such date, the Board of Directors will take action to abandon the Forward Stock Split without further shareholder action. The procedures for consummation of the Forward Stock Split are attached hereto as Exhibit B.

     Purposes And Effects Of The Forward Stock Split

      Consummation of the Forward Stock Split will alter the number of issued shares of Common Stock, which will be increased to 47,244,015 shares.

      The Common Stock is listed for trading on the OTC Bulletin Board under the symbol "ANDI". On the Record Date, the reported closing price of the common stock on the OTC Bulletin Board was $9.00 per share. Management intends to effect a Forward Stock Split at a level of thirteen-for-one which it believes is sufficient to attain its goal of increasing the marketability and liquidity of the Company's common stock.

     Additionally, the Board feels that having a greater number of shares of the common stock available at a reduced price per share will increase the public's interest in the Company's business. The Board also anticipated that the availability of more shares of common stock will stabilize the market price of the Company's shares and result in broader distribution.

     The Forward Stock Split would have the following effects upon the number of shares of common stock outstanding (3,634,155 shares as of the Record Date) and no effect upon the number of authorized and unissued shares of common stock (assuming that no additional shares of common stock are issued by the Company after the Record Date and without taking into account any increase in the number of outstanding shares resulting from the exercise of outstanding options and warrants). The common stock will continue to be $0.001 par value common stock following any Forward Stock Split, and the number of shares of common stock outstanding will be increased. The following example is intended for illustrative purposes.

     Forward Stock               Common Stock              Authorized
         Split                   Outstanding              Common Stock

  Pre Forward Split               3,634,155                100,000,000

        13 for 1                 47,244,015                100,000,000

      At the Effective Date, each share of the common stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be reclassified as and changed into the appropriate number of shares of the Company's Common Stock, $0.001 par value per share (the "New Common Stock"). Shortly after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for surrender and exchange for certificates representing shares of New Common Stock.

     Federal Income Tax Consequences of the Forward Stock Split

     The following is a summary of the material federal income tax consequences of the proposed Forward Stock Split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service ("IRS"), all of which are subject to change, possibly with retroactive effect, and assumes that the New Common Stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code. Holders of Old Common Stock are advised to consult their own tax advisers regarding the federal income tax consequences of the proposed Forward Stock Split in light of their personal circumstances and the consequences under state, local and foreign tax laws.

    1. The Forward Stock Split will qualify as a recapitalization described in Section 368(a)(1)(E) of the Code.

     2. No gain or loss will be recognized by the Company in connection with the Forward Stock Split.

     3. No gain or loss will be recognized by a shareholder who exchanges all of his shares of Old Common Stock solely for shares of New Common Stock.

     4. The aggregate basis of the shares of New Common Stock to be received in the Forward Stock Split will be the same as the aggregate basis of the shares of Old Common Stock surrendered in exchange therefore.

    5. The holding period of the shares of New Common Stock to be received in the Forward Stock Split will include the holding period of the shares of the Old Common Stock surrendered in exchange therefor.

THE FOREGOING SUMMARY IS INCLUDED FOR GENERAL INFORMATION ONLY. ACCORDINGLY, EACH HOLDER OF COMMON STOCK OF THE COMPANY IS URGED TO CONSULT WITH HIS OWN TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF THE PROPOSED FORWARD STOCK SPLIT, INCLUDING THE APPLICATION AND EFFECT OF THE LAWS OF ANY STATE, MUNICIPAL, FOREIGN OR OTHER TAXING JURISDICTION.

BOARD RECOMMENDATION

      The Board recommends approval of the Forward Stock Split, and each of the resolutions with respect thereto set forth in Exhibit A hereto.


                     APPROVAL OF A PROPOSED AMENDMENT TO THE
                ARTICLES OF INCORPORATION TO EFFECTUATE A CHANGE
             IN NAME OF THE COMPANY TO "ANDRESMIN GOLD CORPORATION"

NAME CHANGE

     Due to the Company's change of business direction into mineral exploration and development, the Board of Directors has determined that it will be in the best interests of the Company and its shareholders to change the name of the Company from Anton Dist. Inc. to Andresmin Gold Corporation. See "Prior Operational History" below. The objective of the change in corporate name is to more accurately reflect the proposed business activities of the Company in its name. The Company believes that the name change will better communicate the Company's emergence as a mineral exploration and development company.

     The Board of Directors approved a resolution to amend the Certificate of Incorporation on March 30, 2004 to change the Company's name to Andresmin Gold Corporation, subject to shareholder approval. By approving this proposal, the shareholders will authorize the Board of Directors to amend the Company's
Articles of Incorporation accordingly, attached as Exhibit B. The amendment embodies Article I changing the text to:

          "The name of the corporation is:  Andresmin Gold Corporation"

     After the name change, it is anticipated that the Company's trading symbol for the Bulletin Board will be changed from "ANDI".

     Management expects formal implementation of the name change with the Montana Secretary of State to be completed as soon as practicable after the effective date of the shareholder resolution.

PRIOR OPERATIONAL HISTORY

     The Company was established on May 6, 1991 as a Montana corporation. The Company's only activities have been organizational ones, directed at developing its business plan and raising its initial capital. The Company has not commenced any commercial operations. The Company has no full-time employees and owns no real estate. Until January of 2004, the Company's business plan was to further develop and license a unique marketing product that would produce a tourist oriented city and regional map for individual cities and territories throughout North America. This map would be designed to be a low-priced promotional item to be sold at cost or given away by multi-outlet concerns such as gasoline retailers. This map would give the end user a detailed view of the city and environs as well as highlighted locations of the sponsor's outlets. The map would be offered on an exclusive basis to several different non-competing industries. Licensing was intended to be done on a city-by-city basis with the Company receiving a license fee and a royalty on sales. Final determination of the fees would be made using population figures and tourist activities. Marketing assistance would be provided to the licensee and printing would be handled by one or more printers who would be able to provide lower costs due to volume purchases.

     However, current management has decided to change the business of the Company to the exploration and development of mineral properties in Peru.

BOARD APPROVAL

      Based upon review of a wide variety of factors considered in connection with its evaluation of the proposed change in corporate name, the Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to change the Company's name to "Andresmin Gold Corporation". The Board of Directors recommends approval of the amendment to the Articles of Incorporation of the Company to effectuate a name change of the Company to "Andresmin Gold Corporation" and each of the resolutions with respect thereto set forth in Exhibit A hereto.


                      APPROVAL OF THE STOCK OPTION PLAN FOR
                          KEY PERSONNEL OF THE COMPANY

      On March 30, 2004, the Board of Directors of the Company unanimously approved and adopted a stock option plan (the "Stock Option Plan"), which is attached hereto as Exhibit C. The purpose of the Stock Option Plan is to advance the interests of the Company and its shareholders by affording key personnel of the Company an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company. Pursuant to the provisions of the Stock Option Plan, stock options (the "Stock Options") will be granted only to key personnel of the Company, generally defined as a person designated by the Board of Directors upon whose judgment, initiative and efforts the Company may rely including any director, officer, employee or consultant of the Company.

     The Stock Option Plan is to be administered by the Board of Directors of the Company, which shall determine (i) the persons to be granted Stock Options under the Stock Option Plan; (ii) the number of shares subject to each option, the exercise price of each Stock Option; and (iii) whether the Stock Option shall be exercisable at any time during the option period of ten (10) years or whether the Stock Option shall be exercisable in installments or by vesting only. The Stock Option Plan provides authorization to the Board of Directors to grant Stock Options to purchase a total number of shares of common stock of the Company, not to exceed twenty percent (20%) of the total issued and outstanding shares of common stock of the Company as at the date of adoption by the Board of Directors of the Stock Option Plan. At the time the Stock Option is granted under the Stock Option Plan, the Board of Directors shall fix and determine the exercise price at which shares of common stock of the Company may be acquired; provided, however, that any such exercise price shall not be less than that permitted under the rules and policies of any stock exchange or over-the-counter market which is applicable to the Company.

     In the event an optionee who is a director or officer of the Company ceases to serve in that position, any Stock Option held by such optionee generally may be exercisable within up to ninety (90) days after the effective date that his position ceases, and after such ninety-day period any unexercised Stock Option shall expire. In the event an optionee who is an employee or consultant of the Company ceases to be employed by the Company, any Stock Option held by such optionee generally may be exercisable within up to ninety (90) days (or up to thirty (30) days where the optionee provided only investor relations services to the Company) after the effective date that his employment ceases, and after such ninety-day or thirty-day period any unexercised Stock Option shall expire.

           No Stock Options granted under the Stock Option Plan will be transfereable by the optionee, and each Stock Option will be exercisable during the lifetime of the optionee subject to the option period of ten (10) years or limitations described above. Any Stock Option held by an optionee at the time of his death may be exercised by his estate within one (1) year of his death or such longer period as the Board of Directors may determine.

           The exercise price of a Stock Option granted pursuant to the Stock Option Plan shall be paid in cash or certified funds upon exercise of the option.

     Incentive Stock Options

      The Stock Option Plan further provides that, subject to the provisions of the Stock Option Plan, the Board of Directors may grant to any key personnel of the Company who is an employee eligible to receive options one or more incentive stock options to purchase the number of shares of common stock allotted by the Board of Directors (the "Incentive Stock Options"). The option price per share of common stock deliverable upon the exercise of an Incentive Stock Option shall be no less than fair market value of a share of common stock on the date of grant of the Incentive Stock Option. In accordance with the terms of the Stock Option Plan, "fair market value" of the Incentive Stock Option as of any date shall not be less than the closing price for the shares of common stock on the last trading day preceding the date of grant. The option term of each Incentive Stock Option shall be determined by the Board of Directors, which shall not commence sooner than from the date of grant and shall terminate no later than ten (10) years from the date of grant of the Incentive Stock Option, subject to possible early termination as described above.

     As of the date of this Information Statement, no Stock Options nor Incentive Stock Options have been granted. Upon approval by the shareholders of the Stock Option Plan, the Board of Directors will be authorized, without further shareholder approval, to grant such options from time to time to acquire up to an aggregate of 700,000 prior to the Forward Stock Split (9,100,000 post Forward Stock Split) shares of the Company's restricted common stock.

BOARD APPROVAL

     Based upon review of a wide variety of factors considered in connection with its evaluation of the provisions and terms of the Stock Option Plan, the Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to adopt the Stock Option Plan. The Board of Directors recommends approval of the Stock Option Plan, the grant of stock options under the Stock Option Plan Agreement, the grant of incentive stock options under the Incentive Stock Option Plan Agreement, and approval of each of the resolutions with respect thereto set forth in Exhibit A hereto.


                       ELECTION OF THREE ONE (31) PERSONS
                      TO SERVE AS DIRECTORS OF THE COMPANY

           The Company's directors are elected annually to serve until the next annual meeting of shareholders or until their successors shall have been elected and qualified. The Company's bylaws provide that the number of directors of the Company shall be no more than fifteen (15) or less than one (1). The nominees have s advised the Company of their his availability and willingness to continue to serve as a director of the Company.

INFORMATION CONCERNING NOMINEES

      LANCE LARSEN has been an officer and a director of the Company since September 5, 2002. From December, 1996 to the present he has served as President and Chief Executive Officer of Larsen International, Inc., a business consultancy firm specializing in mergers and acquisitions. From August 1997 to June 2000, he served as Vice President and General Manager of Bio-Med Marketing Inc., a Calgary, Alberta firm that specializes in financing and consulting to bio-medical companies. His duties there include hiring and training all sales personnel, designing and developing all in-house applications software applications, including the company network design and maintenance. From June 1988, Mr. Larsen served as General Manager of West Coast International, a company specializing in international sales of communications accessories. His duties there were to hire and train all sales staff and design and maintain all software and network installations. Mr. Larsen graduated with honors from the Canadian Investment Funds Institute and the Dale Carnegie sales course.

      LEN DE MELT B.A., ASc T, Hd.M. has been a Mine Manager of an open pit mine in Guinea, Africa, which is controlled by the Trivalence Mining Corporation, a British Columbia corporation that is listed on the TSX Venture Exchange, from 2000 to present. As Mine Manager, Mr. De Melt manages 550 employees. He manages operations and maintenance: 21 sub departments, which include 3 Ore Treatment Plants/Mills, engine re-build shop, Manitowoc shovel/dragline re-build shop, Caterpillar Heavy equipment re-build shop, Tire vulcanization shop, Electrical generator/motor re-wind shop, Telecommunications shop, Light Vehicle Maintenance shop, field Manitowoc shovel/dragline maintenance, field Heavy maintenance and Townsite power and water maintenance. From 1998 to 2000 Mr. De Melt was manager of Yanacocha (one of the World's top mines - Open Pit Heap Leach) located in Peru. Mr. De Melt has also provided mining consulting to certain companies from 1997 to 1999. From 1995 to 1997, Mr. De Melt was the President, Manager and Chief Engineer for Goldust Mines Ltd., a company operating out of Val Dor, Quebec, Canada. While at Goldust Mines Ltd., Mr. De Melt arranged financing, managed and put into production the Croiner Mine. Mr. De Melt graduated from the British Columbia Institute of Technology with a Mechanical diploma. On May 14, 1969, Mr. De Melt graduated from the Haileybury School of Mines-Engineering. Mr. De Melt is a member of the Association of Applied Sciences of British Columbia. In addition, Mr. De Melt is a member of the Canadian Institute of Mining and Metallurgy.

      WAYNE D. JOHNSTONE is a self employed consultant to various public companies from 1997 to present and has been a director and Chief Financial
Officer of Kaieteur Resource Corp., a company listed on the TSX Venture Exchange, from July 2000 to present. Mr. Johnstone was a director of Saxony Explorations Ltd., a company listed on the TSX Venture Exchange, from March 2000 to January 2004. Mr. Johnstone was an officer of Alantra Venture Corp., a company listed on the TSX Venture Exchange, from June 1999 to June 2000 and a director of the same company from April 2000 to June 2000. Mr. Johnstone was a director of Safeguard Biometrics, a company listed on the TSX Venture Exchange, from June 1998 to March 2000. Mr. Johnstone attended the University of British Columbia and graduated in 1977 with a Bachelors of Commerce with a finance concentration. In 1979, Mr. Johnstone became a Chartered Accountant. Mr. Johnstone has experience as being a controller of a group of public companies, including ones with SEC exposure to Form 10-KSB, Form 10-QSB, Form S-4 and Form 20-F. In addition, Mr. Johnstone has restructured companies for refinancing, assisted in preparing prospectus filings and fund raising, acted as audit manager, and has experience in the oil and gas industry as well as mineral exploration in Canada, Mexico and South America.

     As of the date of this Information Statement, no director or executive officer or proposed director of the Company is or has been involved in any legal proceeding concerning (i) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses) within the past five years; (iii) being subject to any order, judgment or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity; or (iv) being found by a court, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law (and the judgment has not been reversed, suspended or vacated).

BOARD APPROVAL

     Based upon evaluation of the prospective nominees, the Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to elect the nominees as directors of the Company. The Board of Directors recommends election of the nominees, Len De Melt, Lance Larsen and Wayne D. Johnstone, as directors of the Company and approval of each of the resolutions with respect thereto set forth in Exhibit A.


                          RATIFICATION OF SELECTION OF
                        MOORE STEPHENS ELLIS FOSTER LTD.
                        AS INDEPENDENT PUBLIC ACCOUNTANTS
                                  OF THE COMPANY

        As of April 7, 2004, MacCallum Horn, Chartered Accountants ("MH"), were the principal independent accountants of the Company. The Company has decided that it would be in the best interests of the Company to have MH remain as the principal independent accountants for the Company for the nine month period ended March 31, 2004, and to then engage the services of an independent accountant, which has a current relationship with new management. Therefore, on March 30, 2004, the board of directors of the Company authorized and approved the engagement of Moore Stephens Ellis Foster Ltd. ("MSEF"), Chartered Accountants, 1650 West 1st Avenue, Vancouver, British Columbia, Canada, V6J 1G1 as the principal independent accountant for the Company for the fiscal year ended June 30, 2004.

        During the Company's two most recent fiscal years and any subsequent interim period preceding the removal of MH, there were no disagreements with MH which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MH, would have caused MH to make reference to the subject matter of the disagreements in connection with its respective reports. MH has not as the Company's principal independent accountant, provided an adverse opinion or disclaimer of opinion to the Company's financial statements, nor has MH modified its respective opinion as to uncertainty, audit scope or accounting principles. The financial statements for fiscal year ended June 30, 2003 and 2002 did contain the principal independent accountant's modification of its opinion due to going concern uncertainties.

     The Company's principal independent accountant from May 10, 2004 onward will be Moore Stephens Ellis Foster Ltd., 1650 West 1st Avenue, Vancouver, British Columbia, Canada, V6J 1G1.

BOARD APPROVAL

     The Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to ratify the selection of Moore Stephens Ellis Foster Ltd. as independent public accountants of the Company for the fiscal year ended June 30, 2004. The Board of Directors recommends ratification of Moore Stephens Ellis Foster Ltd. as independent public accountants of the Company for fiscal year ending June 30, 2004 and approval of each of the resolutions with respect thereto set forth in Exhibit A.


                          PROPOSALS BY SECURITY HOLDERS

      The Board of Directors does not know of any matters that are to be presented to the shareholders for their approval and consent pursuant to the Written Consent of Shareholders other than those referred to in this Information Statement. If any shareholder of the Company entitled to vote by written authorization or consent has submitted to the Company a reasonable time before the Information Statement is to be transmitted to shareholders a proposal, other than elections to offices, such proposal must be received at the Company's offices, 16125 Shawbrooke Road SW., Calgary, Alberta, Canada, T2Y 3B3Reno, Nevada 89501, Attention: President, not later than April 5, 2004.


                    DELIVERY OF DOCUMENTS TO SECURITY HOLDERS
                               SHARING AN ADDRESS

      One Information Statement will be delivered to multiple shareholders sharing an address unless the Company receives contrary instructions from one or more of the shareholders. Upon receipt of such notice, the Company will undertake to deliver promptly a separate copy of the Information Statement to the shareholder at a shared address to which a single copy of the documents was delivered and provide instructions as to how the shareholder can notify the Company that the shareholder wishes to receive a separate copy of an annual report or Information Statement. In the event a shareholder desires to provide such notice to the Company, such notice may be given verbally by telephoning the Company's offices at (403702.433.5250) 256-6730 or by mail to 16125 Shawbrooke Road SW., Calgary, Alberta, Canada, T2Y 3B3.


                                   By Order of the Board of Directors

                              By:       /s/ Ken Larsen
                                   Ken Larsen, President


                       EXHIBIT A TO INFORMATION STATEMENT
                         WRITTEN CONSENT OF SHAREHOLDERS

     Pursuant to Section 35-1-519 of the Montana Business Corporations Act, as amended, which provides that any action required to be taken at a meeting of the shareholders of a corporation may be taken without a meeting if, before or after the action, a written consent setting forth the action so taken shall be signed by all the shareholders of the corporation entitled to vote on the action. The undersigned, being all the shareholders of Anton Dist. Inc., a Montana corporation (the "Company"), entitled to vote on an action, do hereby take, consent, ratify, affirm and approve the following actions.

     WHEREAS the board of directors of the Company at a special meeting held on March 30, 2004 (the "Special Meeting") authorized and approved, subject to shareholder approval, if required, certain corporate actions, which the board of directors deemed to be in the best interests of the Company, and its shareholders;

     WHEREAS the board of directors of the Company at the Special Meeting further authorized and directed the submission to all of the shareholders of the Company the certain corporate actions to be approved and authorized by such shareholders of the Company;

     WHEREAS Section 35-1-519 of the Montana Revised Statutes, as amended, provides that any action required to be taken at a meeting of the shareholders of a corporation may be taken without a meeting if, before or after the action, a written consent setting forth the action so taken shall be signed by all the shareholders of the corporation entitled to vote on the action;

     WHEREAS the shareholders who have signed this Written Consent of Shareholders dated to be effective as of May 10, 2004 are shareholders of record as of April 5, 2004 and hold all of the Company's issued and outstanding shares of Common Stock.

     WHEREAS such shareholders have been fully apprised and informed of the nature of the certain corporate actions and have concluded that approval and authorization of such corporate actions would be beneficial to the Company and in the best interests of its shareholders; therefore, be it

                                        I

            Authorization of the Thirteen-For-One Forward Stock Split of the Company's Issued and Outstanding Shares of Common Stock

     RESOLVED, that the Board of Directors be, and it hereby is, authorized to effect a Forward Stock Split in accordance with the following resolutions if the Board determines in the exercise of their discretion that a Forward Stock Split is in the best interests of the Company and the Shareholders and that the Forward Stock Split is likely to result in an increase in the marketability and liquidity of the Common Stock.

     FURTHER RESOLVED, that prior to May 10, 2004, the following provisions of the Forward Stock Split be and hereby are authorized:

     "In accordance with the effective date of the Forward Stock Split (the "Effective Date"), each share of the Company's common stock, $0.001 par value, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed, pursuant to a forward stock split, into thirteen (13) shares of the Company's outstanding common stock, $0.001 par value (the "New Common Stock"), depending upon a determination by the Board that a Forward Stock Split is in the best interests of the Company and the
Shareholders. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Company's Transfer Agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof.

     From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. If more than one Old Certificate shall be surrendered at one time for the account of the same Shareholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer. From and after the Effective Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law."


                                       II

                   Approval of an Amendment to the Articles of
               Incorporation of the Company to Effectuate a Change
             in Name of the Company to "Andresmin Gold Corporation"

     RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders approve the filing of an amendment to the Articles of Incorporation of the Company to effectuate a change in the name of the Company from Anton Dist. Inc. to "Andresmin Gold Corporation" or to such other name as may be approved by the Board of Directors of the Company, in its sole and absolute discretion, and as is acceptable with the appropriate regulatory authorities (the "Name Change"); and, furthermore, that the Board of Directors of the Company is authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed Name Change at any time without the further approval of the shareholders of the Company; and

     FURTHER RESOLVED that an amendment to the Articles of Incorporation of the Company to effectuate a change in name of the Company to "Andresmin Gold Corporation" be and hereby is approved, and that such amendment to the Articles of Incorporation be filed with the Montana Secretary of State at the sole and absolute discretion of the Board of Directors of the Company.


                                       III
                      Approval of the Stock Option Plan for
                          Key Personnel of the Company

     RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders do hereby approve and ratify the adoption of a stock option plan (the "Stock Option Plan") for the Company (a) to fix the maximum number of common shares for which options may be granted under the Stock Option Plan not to exceed 20% of the issued and outstanding shares of common stock of the Company as at the date of adoption of this Stock Option Plan by the Board of Directors, (b) to specify that the exercise price for any option granted under the Stock Option Plan may not be less than the fair market value of the applicable common shares on the date of grant, (c) to specify that the options issued pursuant to the Stock Option Plan are non-transferable and (d) to specify that in no event may the maximum number of shares reserved for any one individual under the Stock Option Plan exceed 10% of the issued and outstanding share capital of the Company; all on the basis as set forth in the Stock Option Plan, a copy of which is attached to this Information Statement and is available for inspection by the shareholders of the Company, and any related stock option plan agreement and incentive stock option plan agreement; and furthermore, that the Board of Directors of the Company is authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed Stock Option Plan at any time without the further approval of the shareholders of the Company;

     FURTHER RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders do hereby approve the Company's grant of stock options and/or incentive stock options (which options may have special rights attached to them) to such key personnel of the Company during the ensuing year and at such prices and in such amounts as may be determined by the Board of Directors of the Company, in its sole and absolute discretion, and as are acceptable with the appropriate regulatory authorities and, in addition, approve the exercise of any such or outstanding stock options and/or incentive stock options by such key personnel of the Company together with any amendment or amendments to any such stock option plan agreement and incentive stock option plan agreement at such prices and in such amounts as may be determined by the Board of Directors of the Company, in its sole and absolute discretion, and as are acceptable with the appropriate regulatory authorities (collectively, the "Stock Option Approvals"); and, furthermore, that the Board of Directors of the Company are authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed Stock Option Approvals at any time without the further approval of the shareholders of the Company; and

     FURTHER RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders, do hereby approve the preparation of and filing with the Securities and Exchange Commission a "Form S-8 - For Registration Under the
Securities Act of 1933 of Securities to Be Offered to Employees Pursuant to Employee Benefit Plans".


                                       IV

                  Approval of the Election of Three (3) Persons
                      To Serve as Directors of the Company

     RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of
Shareholders, do hereby elect and approve the election of the following individuals to serve as directors of the Company until the next annual meeting of shareholders or until his respective successor shall have been duly elected and qualified:

          Len De Melt;
          Lance Larsen; and
          Wayne D. Johnstone.

                                        V
                 Moore Stephens Ellis Foster Ltd. as Independent
                        Public Accountants of the Company

     RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders, do hereby approve and ratify the selection of Moore Stephens Ellis Foster Ltd. as the independent public accountants for the Company for fiscal year ending June 30, 2004.

     EXECUTED to be effective as of the 10th day of May, 2004.

                              SHAREHOLDERS:

Date: March 30, 2004               Ken Larsen_____________
                              Print Name

                              _/s/ Ken Larsen, President and Director
                              Signature (Title if Appropriate)
                              P.O. Box 1250
                              Browning, MT 59417
                              Address
                              1,425,000______________________
                              Number of Shares Held of Record

Date: March 30, 2004               Lance Larsen _________________
                              Print Name

                              _/s/ Lance Larsen, CFO and Director___
                              Signature (Title if Appropriate)
                              75 Sunbank Way
                              Calgary, Alberta, T2X 1X6
                              Address
                              500,000______________________
                              Number of Shares Held of Record

Date: March 30, 2004               765788 Alberta Ltd.____________
                              Print Name

                              _/s/ John Azzolini, President____
                              Signature (Title if Appropriate)

                              700 - 2303 4th Street SW.
                              Calgary, Alberta, T5C 2S7
                              Address
                              5,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               John Azzolini_________________
                              Print Name

                              _/s/ John Azzolini______________
                              Signature (Title if Appropriate)

                              2303 4th St SW, Suite 700______
                              Calgary, Alberta, T2S 2S7
                              Address
                              25,000_______________________
                              Number of Shares Held of Record

Date: March 30, 2004               Leanne Bishop________________
                              Print Name

                              _/s/ Leanne Bishop______________
                              Signature (Title if Appropriate)

                              454 - 22 Ave. NW
                              Calgary, Alberta, T2M 1N4______
                              Address
                              6,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Vern Boon_____________________
                              Print Name

                              _/s/ Vern Boon__________________
                              Signature (Title if Appropriate)
                              18 San Fernanco Crescent NE____
                              Calgary, Alberta, T1Y 7E6
                              Address
                              8,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Marvin D. Boyko________________
                              Print Name

                              _/s/ Marvin Boyko_______________
                              Signature (Title if Appropriate)
                              1627 - 16th Ave. SW
                              Calgary, Alberta, T3C 1A2
                              Address
                              8,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Chris Breneol_________________
                              Print Name

                              _/s/ Chris Breneol______________
                              Signature (Title if Appropriate)
                              462 MT Sparrow Hawk Pl. SE____
                              Calgary, Alberta, T2Z 2G9
                              Address
                              4,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Lea Canta_____________________
                              Print Name

                              _/s/ Lea Canta__________________
                              Signature (Title if Appropriate)
                              40 Hawkfield Rise_NW___
                              Calgary, Alberta, T3G 3M7
                              Address
                              5,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Michael Carr_____________________
                              Print Name

                              _/s/ Michael Carr_______________
                              Signature (Title if Appropriate)
                              18 San Fernanco Crescent NE____
                              Calgary, Alberta, T1Y 7E6
                              Address
                              40,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Debbie Cousineau_____________________
                              Print Name

                              _/s/ Debbie Cousineau____________
                              Signature (Title if Appropriate)
                              87 Oxford St.____
                              Woodstock, Ontario, N4S 5A4
                              Address
                              25,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Sheryl Frances Cousineau______
                              Print Name

                              _/s/ Sheryl Cousineau___________
                              Signature (Title if Appropriate)
                              #254 - 16 Midlake Boulevard____
                              Calgary, Alberta, T4X 1Y2
                              Address
                              25,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               D&D Locksmithing Ltd.__________
                              Print Name

                              _/s/ Desmond Sullivan, President_
                              Signature (Title if Appropriate)
                              1753 - 240 Stewart Green SW____
                              Calgary, Alberta
                              Address
                              6,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Robert Danvers_________________
                              Print Name

                              _/s/ Robert Danvers______________
                              Signature (Title if Appropriate)
                              693 Baycrest Dr.____
                              North Vancouver, B.C.
                              Address
                              25,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Eldon Edey___________________
                              Print Name

                              _/s/ Eldon Edey__________________
                              Signature (Title if Appropriate)
                              121 Spring View SW____
                              Calgary, Alberta, T3H 3S7
                              Address
                              11,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Dairen Edwards________________
                              Print Name

                              _/s/ Dairen Edwards______________
                              Signature (Title if Appropriate)
                              20045 - 46thA Ave.____
                              Langley, B.C., V3A 6J2
                              Address
                              25,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Leigh Anne Elliot_____________
                              Print Name

                              _/s/ Leigh Elliot_______________
                              Signature (Title if Appropriate)
                              121 Durham Street____
                              New Westminster, B.C., V3L 1X2
                              Address
                              20,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Frederick Fitzgerald___________
                              Print Name

                              _/s/ Fred Fitzgerald____________
                              Signature (Title if Appropriate)
                              87 Oxford Street____
                              Woodstock, Ontario, N4S 5A4
                              Address
                              25,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Gordon Fuller_____________________
                              Print Name

                              _/s/ Gordon Fuller______________
                              Signature (Title if Appropriate)
                              6 - 929 - 42nd Ave.____
                              Calgary, Alberta, T2G 1Z0
                              Address
                              40,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Mary Gorko_____________________
                              Print Name

                              _/s/ Mary Gorko_________________
                              Signature (Title if Appropriate)
                              228 Arbour Crest Dr. NW____
                              Calgary, Alberta, T3G 4V3
                              Address
                              8,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Wayne Hanson__________________
                              Print Name

                              _/s/ Wayne Hanson_______________
                              Signature (Title if Appropriate)
                              543 East Columbia St.____
                              New Westminster, B.C.
                              Address
                              25,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Har-Tech Electric_____________
                              Print Name

                              _/s/ Harold Trombley, Owner_____
                              Signature (Title if Appropriate)
                              9940 Warren Rd. SE____
                              Calgary, Alberta, T2J 1G7
                              Address
                              5,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Nathan C. Henry_______________
                              Print Name

                              _/s/ Nathan Henry___________________
                              Signature (Title if Appropriate)
                              122 Cedarwood Dr.____
                              Port Moody, B.C., V3H 5A8
                              Address
                              25,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Brant Hodyno__________________
                              Print Name

                              _/s/ Brant Hodyno_______________
                              Signature (Title if Appropriate)
                              83 - 40 Austin Street, Ste 2G
                              Kew Gardens, NY  11415-1833
                              Address
                              30,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Michael Iverson_____________________
                              Print Name

                              _/s/ Michael Iverson____________
                              Signature (Title if Appropriate)
                              24549 - 53rd Ave.____
                              Langley, B.C., V2Z 1H6
                              Address
                              20,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Kennedy Kerster_______________
                              Print Name

                              _/s/ Kennedy Kerster____________
                              Signature (Title if Appropriate)
                              119 Emory St.____
                              New Westminster, B.C., V3L 1M9
                              Address
                              40,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Rachel Kerster________________
                              Print Name

                              _/s/ Rachel Kerster_____________
                              Signature (Title if Appropriate)
                              515 West 20th Street, Ste. 5E____
                              New York, NY  10011
                              Address
                              35,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Cyrus Keshavarz_______________
                              Print Name

                              _/s/ Cyrus Keshavarz____________
                              Signature (Title if Appropriate)
                              843 Canaveral Cres. SW____
                              Calgary, Alberta, T2W 1N3
                              Address
                              8,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Agnieszka Kosiorowski_________
                              Print Name

                              _/s/ Agnieszka Kosiorowski______
                              Signature (Title if Appropriate)
                              14 Mt. Kidd Rd. SE____
                              Calgary, Alberta, T2Z 2Z6
                              Address
                              11,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Piotr Kosiorowski_____________
                              Print Name

                              _/s/ Piotr Kosiorowski__________
                              Signature (Title if Appropriate)
                              14 Mt. Kidd Rd. SE____
                              Calgary, Alberta, T2Z 2Z6
                              Address
                              11,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Victoria Kosiorowski__________
                              Print Name

                              _/s/ Victoria Kosiorowski_______
                              Signature (Title if Appropriate)
                              14 Mt. Kidd Rd. SE____
                              Calgary, Alberta, T2Z 2Z6
                              Address
                              11,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Chris Krentz__________________
                              Print Name

                              _/s/ Chris Krentz_______________
                              Signature (Title if Appropriate)
                              503 - 211 14th Ave. SW____
                              Calgary, Alberta, T2R 0M2
                              Address
                              8,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Dax Larsen_____________________
                              Print Name

                              _/s/ Dax Larsen_________________
                              Signature (Title if Appropriate)
                              254 - 16 Midlake Boulevard
                              Calgary, Alberta, T2X 2X7
                              Address
                              80,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Donna Larsen c/f Benjamin S. Larsen
                              Print Name

                              _/s/ Donna Larsen_______________
                              Signature (Title if Appropriate)
                              156 Mt. Robson Circle____
                              Calgary, Alberta, T2Z 2Z1
                              Address
                              25,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Donna Larsen c/f Hannah R. Larsen
                              Print Name

                              _/s/ Donna Larsen_______________
                              Signature (Title if Appropriate)
                              156 Mt. Robson Circle____
                              Calgary, Alberta, T2Z 2Z1
                              Address
                              25,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Donna Larsen c/f Sarah M. Larsen
                              Print Name

                              _/s/ Donna Larsen_______________
                              Signature (Title if Appropriate)
                              156 Mt. Robson Circle____
                              Calgary, Alberta, T2Z 2Z1
                              Address
                              25,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Donna Larsen c/f Zachary T. Larsen
                              Print Name

                              _/s/ Donna Larsen_______________
                              Signature (Title if Appropriate)
                              156 Mt. Robson Circle____
                              Calgary, Alberta, T2Z 2Z1
                              Address
                              25,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Falyn Larsen__________________
                              Print Name

                              _/s/ Falyn Larsen_______________
                              Signature (Title if Appropriate)
                              254 - 16 Midlake Boulevard_SE__
                              Calgary, Alberta, T2X 2X7
                              Address
                              8,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Karen Larsen_________________
                              Print Name

                              _/s/ Karen Larsen_______________
                              Signature (Title if Appropriate)
                              318 N Deer Point Gardens SE____
                              Calgary, Alberta, T4Y 3X9
                              Address
                              50,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Karen Larsen c/f Devi L. Larsen
                              Print Name

                              _/s/ Karen Larsen_______________
                              Signature (Title if Appropriate)
                              318 N Deer Point Gardens SE____
                              Calgary, Alberta, T4Y 3X9
                              Address
                              25,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Karen Larsen c/f Kalen L.R. Larsen
                              Print Name

                              _/s/ Karen Larsen_______________
                              Signature (Title if Appropriate)
                              318 N Deer Point Gardens SE____
                              Calgary, Alberta, T4Y 3X9
                              Address
                              25,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Penny Larsen_________________
                              Print Name

                              _/s/ Penny Larsen_______________
                              Signature (Title if Appropriate)
                              17 Reeves Crescent____
                              Red Deer, Alberta, T4P 2Z4
                              Address
                              28,375________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Penny Larsen c/f Aaron T. Larsen
                              Print Name

                              _/s/ Penny Larsen_______________
                              Signature (Title if Appropriate)
                              17 Reeves Crescent____
                              Red Deer, Alberta, T4P 2Z4
                              Address
                              25,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Penny Larsen c/f Sidney A. Larsen
                              Print Name

                              _/s/ Penny Larsen_______________
                              Signature (Title if Appropriate)
                              17 Reeves Crescent____
                              Red Deer, Alberta, T4P 2Z4
                              Address
                              25,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Penny Larsen c/f Liam K. Larsen
                              Print Name

                              _/s/ Penny Larsen________________
                              Signature (Title if Appropriate)
                              17 Reeves Crescent____
                              Red Deer, Alberta, T4P 2Z4
                              Address
                              25,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Randy Larsen__________________
                              Print Name

                              _/s/ Randy Larsen_______________
                              Signature (Title if Appropriate)
                              17 Reeves Crescent____
                              Red Deer, Alberta, T4P 2Z4
                              Address
                              50,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Tawni Larsen__________________
                              Print Name

                              _/s/ Tawni Larsen_______________
                              Signature (Title if Appropriate)
                              254 - 16 Midlake Boulevard SE__
                              Calgary, Alberta, T2X 2X7
                              Address
                              12,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Todd Larsen__________________
                              Print Name

                              _/s/ Todd Larsen_________________
                              Signature (Title if Appropriate)
                              248 Mt. Selkirk Close SE__
                              Calgary, Alberta, T2Z 2P7
                              Address
                              50,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Michael Marriandino__________
                              Print Name

                              _/s/ Michael Marriandino________
                              Signature (Title if Appropriate)
                              1233 West 26th Ave.__
                              Vancouver, B.C., V6H 2A4
                              Address
                              20,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Jennifer McMurrah_____________
                              Print Name

                              _/s/ Jennifer McMurrah__________
                              Signature (Title if Appropriate)
                              130 - 26th Ave. SW, Ste.10C__
                              Calgary, Alberta, T2S 0M1
                              Address
                              625________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Logan B. Moore__________________
                              Print Name

                              _/s/ Logan B. Moore______________
                              Signature (Title if Appropriate)
                              75 Midlake Place SE__
                              Calgary, Alberta, T2X 1J2
                              Address
                              25,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Ryan K.P. Moore_______________
                              Print Name

                              _/s/ Ryan Moore_________________
                              Signature (Title if Appropriate)
                              75 Midlake Place SE__
                              Calgary, Alberta, T2X 1J2
                              Address
                              25,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Elizbieta Mraovic_____________
                              Print Name

                              _/s/ Elizbieta Mraovic__________
                              Signature (Title if Appropriate)
                              31 Anaheim Crescent NE__
                              Calgary, Alberta, T1Y 7B8
                              Address
                              10,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Ljuvan Mraovic_____________
                              Print Name

                              _/s/ Ljuvan Mraovic_____________
                              Signature (Title if Appropriate)
                              31 Anaheim Crescent NE__
                              Calgary, Alberta, T1Y 7B8
                              Address
                              10,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Ronald Nittritz_______________
                              Print Name

                              _/s/ Ronald Nittritz____________
                              Signature (Title if Appropriate)
                              8926 Sheherd Way__
                              Delta, B.C.
                              Address
                              25,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Lukasz Ogien_____________
                              Print Name

                              _/s/ Lukasz Ogien_______________
                              Signature (Title if Appropriate)
                              31 Anaheim Crescent NE__
                              Calgary, Alberta, T1Y 7B8
                              Address
                              10,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Patrick Ouaimy_____________
                              Print Name

                              _/s/ Patrick Ouaimy_____________
                              Signature (Title if Appropriate)
                              6038 Pineglade Crescent__
                              Orleans, Ontario, K1W 1G8
                              Address
                              12,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Gilbert Oudaimy_____________
                              Print Name

                              _/s/ Gilbert Oudaimy____________
                              Signature (Title if Appropriate)
                              1402 - 7241 Cambie St.__
                              Vancouver, B.C., V6P 3H3
                              Address
                              10,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Michael Patterson_____________
                              Print Name

                              _/s/ Michael Patterson__________
                              Signature (Title if Appropriate)
                              608 Bosworth St.__
                              Coquitlam, B.C.
                              Address
                              35,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Jim Pilling_________________
                              Print Name

                              _/s/ Jim Pilling________________
                              Signature (Title if Appropriate)
                              454 - 22 Ave. NW__
                              Calgary, Alberta, T2M 1N4
                              Address
                              6,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Richard Saad_____________
                              Print Name

                              _/s/ Richard Saad_______________
                              Signature (Title if Appropriate)
                              2775 Fir Street, Ste. 3E__
                              Vancouver, B.C., V7V 2K6
                              Address
                              40,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Phil Salgado________________
                              Print Name

                              _/s/ Phil Salgado_______________
                              Signature (Title if Appropriate)
                              35 River Drive South__
                              Bragg Creek, Alberta, T0L 0K0
                              Address
                              6,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Sandringham Investments Ltd.__
                              Print Name

                              _/s/ Lawson Kerster, President__
                              Signature (Title if Appropriate)
                              3215 Mathers Ave.__
                              W. Vancouver, B.C., V7V 2K6
                              Address
                              40,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Anthony Santorelli_____________
                              Print Name

                              _/s/ Anthony Santorelli_________
                              Signature (Title if Appropriate)
                              P.O. Box 4484 Station C__
                              Calgary, Alberta, T2T 5N3
                              Address
                              5,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Kyle Schlosser_______________
                              Print Name

                              _/s/ Kyle Schlosser_____________
                              Signature (Title if Appropriate)
                              P.O. Box 32006__
                              Calgary, Alberta, T2T 5X6
                              Address
                              8,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Ken L. Schmidt_______________
                              Print Name

                              _/s/ Ken Schmidt________________
                              Signature (Title if Appropriate)
                              88 Bedford Dr. NE__
                              Calgary, Alberta, T3K 1L4
                              Address
                              5,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Jill Sharp__________________
                              Print Name

                              _/s/ Jill Sharp_________________
                              Signature (Title if Appropriate)
                              13214 Ketch Ct.__
                              Coquitlam, B.C., V3K 6W1
                              Address
                              20,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Kyle Soyland________________
                              Print Name

                              _/s/ Kyle Soyland_______________
                              Signature (Title if Appropriate)
                              78 Valley Ponds Crescent NW__
                              Calgary, Alberta, T3B 5T6
                              Address
                              8,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Christiane Srour______________
                              Print Name

                              _/s/ Christiane Srour___________
                              Signature (Title if Appropriate)
                              1402 - 7241 Cambie St.__
                              Vancouver, B.C., V6P 3H3
                              Address
                              10,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Dana Upton__________________
                              Print Name

                              _/s/ Dana Upton_________________
                              Signature (Title if Appropriate)
                              316 3rd Ave.__
                              New Westminster, B.C., V3L 1M4
                              Address
                              25,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Bensemma Enterprises Ltd.______
                              Print Name

                              _/s/ Brent Jardine, President___
                              Signature (Title if Appropriate)
                              One New York Plaza__
                              New York, NY  10292
                              Address
                              8,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Inge Wallace_______________
                              Print Name

                              _/s/ Inge Wallace_______________
                              Signature (Title if Appropriate)
                              404 Scott Point Dr.____
                              Salt Spring Island, B.C., V6K 2R2
                              Address
                              20,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Kevin Winkler_______________
                              Print Name

                              _/s/ Kevin Winkler______________
                              Signature (Title if Appropriate)
                              315 Midridge Rd. SE__
                              Calgary, Alberta, T2X 1E1
                              Address
                              50,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Kevin Winkler c/f Jewell M. Winkler
                              Print Name

                              _/s/ Kevin Winkler______________
                              Signature (Title if Appropriate)
                              315 Midridge Rd. SE__
                              Calgary, Alberta, T2X 1E1
                              Address
                              25,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Tanja Winkler_______________
                              Print Name

                              _/s/ Tanja Winkler______________
                              Signature (Title if Appropriate)
                              315 Midlake Place SE__
                              Calgary, Alberta, T2X 1J2
                              Address
                              145,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Helen Yuck__________________
                              Print Name

                              _/s/ Helen Yuck_________________
                              Signature (Title if Appropriate)
                              1200 - 640 8th Ave. SW__
                              Calgary, Alberta, T2P 1G7
                              Address
                              8,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Terry Yuck__________________
                              Print Name

                              _/s/ Terry Yuck_________________
                              Signature (Title if Appropriate)
                              1200 - 640 8th Ave. SW__
                              Calgary, Alberta, T2P 1G7
                              Address
                              8,000________________________
                              Number of Shares Held of Record

Date: March 30, 2004               Vicki Korzenowski_____________
                              Print Name

                              _/s/ Vicki Korzenowski__________
                              Signature (Title if Appropriate)
                              800 Crawford Rd.__
                              Kelowna, B.C., V1W 4N3
                              Address
                              30,770________________________
                              Number of Shares Held of Record


Date: March 30, 2004               TXL Investments Limited________
                              Print Name

                              _/s/ Eugene Toffolo, President__
                              Signature (Title if Appropriate)
                              #803 - 1166 West 11th Ave.__
                              Vancouver, B.C., V6H 1K3
                              Address
                              15,385________________________
                              Number of Shares Held of Record



                                    EXHIBIT B
                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                                ANTON DIST. INC.

      "I, the undersigned Kenneth Larsen, President of Anton Dist. Inc.(the "Corporation"), do hereby certify that the Board of Directors of said Corporation at a meeting duly convened held on the 30th day of March, 2004, adopted a resolution to amend the original articles as follows:

          FIRST: The name of the corporation is Anton Dist. Inc.

           SECOND: The Articles of Incorporation, as currently in effect and as heretofore amended and restated, are hereby amended as follows:

          (a) Article One of the Articles of Incorporation is hereby amended to read in its entirety as follows:

          "ARTICLE ONE.  (NAME)

          The name of the corporation is: ANDRESMIN GOLD CORPORATION"

           (b) Article Four of the Articles of Incorporation is hereby amended to read in its entirety as follows:

          "ARTICLE FOUR. (Capital Stock) The corporation shall have authority to issue an aggregate of ONE HUNDRED AND TEN MILLION (110,000,000) shares of stock, par value ONE MILL ($0.001) per share divided into two (2) classes of stock as follows for a total capitalization of ONE HUNDRED AND TEN THOUSAND DOLLARS ($110,000).

          (A)         NON-ASSESSABLE   COMMON  STOCK:    ONE   HUNDRED   MILLION
          (100,000,000) shares of Common Stock, Par Value ONE MILL ($0.001) per share, and

          (B)        PREFERRED  STOCK:   TEN  MILLION  (10,000,000)  shares   of
          Preferred Stock, Par Value ONE MILL ($0.001) per share.

          All capital stock when issued shall be fully paid and non-assessable. No holder of shares of capital stock of the corporation shall be entitled as such to any pre-emptive or preferential rights to subscribe to any unissued stock, or any other securities, which the corporation may now or hereafter be authorized to issue.

          The corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

          Holders of the corporation's Common Stock shall not possess cumulative voting rights at any shareholders meetings called for the purpose of electing a Board of Directors or on other matters brought before stockholders meetings, whether they be annual or special."


          THIRD: The purpose of the amendment to Article Four is to give effect to a 1:13 forward stock split of the Corporation's Common Stock (the "Forward Stock Split") while maintaining the authorized capital of the Corporation as in effect prior to the effectiveness of the Forward Stock Split.

           FOURTH: The number of shares of the Company issued and outstanding and entitled to vote on amendments to the Articles of Incorporation is Three Million Six Hundred Thirty Four Thousand One Hundred Fifty Five (3,634,155) common $0.001 par value stock, that the said changes and amendments have been consented to and approved by a vote of all of the stockholders holding all of the class of stock outstanding and entitled to vote thereon.

IN WITNESS WHEREOF, Anton Dist. Inc. has caused these presents to be signed in its name and on its behalf by Kenneth Larsen, its President on this 7th day of April, 2004, and its President acknowledges that this Certificate of Amendment is the act and deed of Anton Dist. Inc., and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.

                                         ANTON DIST. INC.

                                         By:_/s/ Kenneth Larsen________
                                            Kenneth Larsen, President"



                                    EXHIBIT C

                                ANTON DIST. INC.
                                STOCK OPTION PLAN


                                ANTON DIST. INC.



                                STOCK OPTION PLAN



           This stock option plan (the "Plan") is adopted in consideration of services rendered and to be rendered by key personnel to Anton Dist. Inc., its subsidiaries and affiliates.


1.        Definitions.


           The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:


     Board:         The Board of Directors of Anton Dist. Inc.


     Common Stock:  The U.S. $0.001 par value common stock of Anton Dist. Inc.


     Company: Anton Dist. Inc., a company incorporated under the laws of the State of Montana, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.


     Date of Grant: The  date  on which an Option (see hereinbelow)  is  granted under the Plan.


     Fair Market Value:   The Fair Market Value of the Option Shares.  Such Fair
                    Market Value as of any date shall be reasonably determined by the Board; provided, however, that if there is a public market for the Common Stock, the Fair Market Value of the Option Shares as of any date shall not be less than the closing price for the Common Stock on the last trading day preceding the date of grant; provided, further, that if the Company's shares are not listed on any exchange the Fair
                    Market Value of such shares shall not be less than the average of the means between the bid and asked prices quoted on each such date by any two independent persons or entities making a market for the Common Stock, such persons or entities to be selected by the Board. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.


     Incentive Stock
     Option: An Option as described in Section 9 hereinbelow intended to qualify under section 422 of the United States Internal Revenue Code of 1986, as amended.


     Key Person:    A  person  designated  by  the Board  upon  whose  judgment, initiative and efforts the Company or a Related Company may rely, who shall include any Director, Officer, employee or consultant of the Company. A Key Person may include a corporation that is wholly-owned and controlled by a Key
                    Person who is eligible for an Option grant, but in no other case may the Company grant an option to a legal entity other than an individual.


     Option: The rights granted to a Key Person to purchase Common Stock pursuant to the terms and conditions of an Option Agreement (see hereinbelow).


     Option Agreement:    The written agreement (and any amendment or supplement
                    thereto) between the Company and a Key Person designating the terms and conditions of an Option.


     Option Shares: The shares of Common Stock underlying an Option granted to a
                    Key Person.


     Optionee:      A Key Person who has been granted an Option.


     Related Company:     Any  subsidiary or affiliate of the Company or of  any
                    subsidiary of the Company. The determination of whether a corporation is a Related Company shall be made without regard to whether the entity or the relationship between the entity and the Company now exists or comes into existence hereafter.


2.        Purpose and scope.


     (a) The purpose of the Plan is to advance the interests of the Company and its stockholders by affording Key Persons, upon whose judgment, initiative and efforts the Company may rely for the successful conduct of their businesses an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company.


     (b) This Plan authorizes the Board to grant Options to purchase shares of Common Stock to Key Persons selected by the Board while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors and other matters.


3.        Administration of the Plan.


          The Plan shall be administered by the Board. The Board shall have the authority granted to it under this section and under each other section of the Plan.


           In accordance with and subject to the provisions of the Plan, the Board is hereby authorized to provide for the granting, vesting, exercise and method of exercise of any Options all on such terms (which may vary between Options and Optionees granted from time to time) as the Board shall determine. In addition, and without limiting the generality of the foregoing, the Board shall select the Optionees and shall determine: (i) the number of shares of Common Stock to be subject to each Option, however, in no event may the maximum number of shares reserved for any one individual exceed 10% of the issued and outstanding share capital of the Company; (ii) the time at which each Option is to be granted; (iii) the purchase price for the Option Shares; (iv) the Option period; and (v) the manner in which the Option becomes exercisable or terminated. In addition, the Board shall fix such other terms of each Option as it may deem necessary or desirable. The Board may determine the form of Option Agreement to evidence each Option.


           The Board from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company subject to the rules and policies of any exchange or over-the-counter market which is applicable to the Company.


           The Board may from time to time make such changes in and additions to the Plan as it may deem proper, subject to the prior approval of any exchange or over-the-counter market which is applicable to the Company, and in the best interests of the Company; provided, however, that no such change or addition shall impair any Option previously granted under the Plan. If the shares are not listed on any exchange, then such approval is not necessary.


           Each determination, interpretation or other action made or taken by the Board shall be final, conclusive and binding on all persons, including without limitation, the Company, the stockholders, directors, officers and employees of the Company and the Related Companies, and the Optionees and their respective successors in interest.


4.        The Common Stock.


           Save and except as may be determined by the Board at a duly constituted meeting of the Board as set forth hereinbelow, the Board is presently authorized to appropriate, grant Options, issue and sell for the purposes of the Plan, a total number of shares of the Company's Common Stock not to exceed 700,000 prior to the Forward Stock Split (9,100,000 post Forward Stock Split), or the number and kind of shares of Common Stock or other securities which in accordance with Section 10 shall be substituted for the shares or into which such shares shall be adjusted. Save and except as may otherwise be determined by the disinterested approval of the shareholders of the Company at any duly called meeting of the shareholders of the Company, at any duly constituted Board meeting the Board may determine that the total number of shares of the Company's Common Stock which may be reserved for issuance for Options granted and to be granted under this Plan, from time to time, may be to the maximum extent of up to 20% of the Company's issued and outstanding Common Stock as at the date of any such meeting of the Board. In this regard, and subject to the prior disinterested approval of the shareholders of the Company at any duly called meeting of the shareholders of the Company, the total number of shares of the Company's Common Stock which may be reserved for issuance for Options granted and to be granted under this Plan, from time to time, may be increased to greater than 20% of the Company's issued and outstanding Common Stock as at the date of notice of any such meeting of the shareholders of the Company whereat such disinterested shareholders' approval is sought and obtained by the Company. All or any unissued shares subject to an Option that for any reason expires or otherwise terminates may again be made subject to Options under the Plan.


5.        Eligibility.


           Options will be granted only to Key Persons. Key Persons may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise.


6.        Option Price and number of Option Shares.


          The Board shall, at the time an Option is granted under this Plan, fix and determine the exercise price at which Option Shares may be acquired upon the exercise of such Option; provided, however, that any such exercise price shall not be less than that, from time to time, permitted under the rules and policies of any exchange or over-the-counter market which is applicable to the Company.


           The number of Option Shares that may be acquired under an Option granted to an Optionee under this Plan shall be determined by the Board as at the time the Option is granted; provided, however, that the aggregate number of Option Shares reserved for issuance to any one Optionee under this Plan, or any other plan of the Company, shall not exceed 10% of the total number of issued and outstanding Common Stock of the Company.


7.        Duration, vesting and exercise of Options.


     (a) The option period shall commence on the Date of Grant and shall be up to 10 years in length subject to the limitations in this Section 7 and the Option Agreement.


     (b) During the lifetime of the Optionee the Option shall be exercisable only by the Optionee. Subject to the limitations in paragraph (a) hereinabove, any Option held by an Optionee at the time of his death may be exercised by his estate within one year of his death or such longer period as the Board may determine.


     (c) The Board may determine whether an Option shall be exercisable at any time during the option period as provided in paragraph (a) of this
          Section 7 or whether the Option shall be exercisable in installments or by vesting only. If the Board determines the latter it shall determine the number of installments or vesting provisions and the percentage of the Option exercisable at each installment or vesting date. In addition, all such installments or vesting shall be cumulative. In this regard the Company will be subject, at all times, to any rules and policies of any exchange or over-the-counter market which is applicable to the Company and respecting any such required installment or vesting provisions for certain or all Optionees.


     (d) In the case of an Optionee who is a director or officer of the Company or a Related Company, if, for any reason (other than death or removal by the Company or a Related Company), the Optionee ceases to serve in that position for either the Company or a Related Company, any option held by the Optionee at the time such position ceases or terminates may, at the sole discretion of the Board, be exercised within up to 90 calendar days after the effective date that his position ceases or terminates (subject to the limitations at paragraph (a) hereinabove), but only to the extent that the option was exercisable according to its terms on the date the Optionee's position ceased or terminated. After such 90-day period any unexercised portion of an Option shall expire.


     (e) In the case of an Optionee who is an employee or consultant of the Company or a Related Company, if, for any reason (other than death or termination for cause by the Company or a Related Company), the
          Optionee  ceases  to be employed by either the Company  or  a  Related
          Company, any option held by the Optionee at the time his employment ceases or terminates may, at the sole discretion of the Board, be exercised within up to 60 calendar days (or up to 30 calendar days where the Optionee provided only investor relations services to the Company or a Related Company) after the effective date that his employment ceased or terminated (that being up to 60 calendar days (or up to 30 calendar days) from the date that, having previously provided to or received from the Company a notice of such cessation or termination, as the case may be, the cessation or termination becomes effective; and subject to the limitations at paragraph (a) hereinabove), but only to the extent that the option was exercisable according to its terms on the date the Optionee's employment ceased or terminated. After such 60-day (or 30-day) period any unexercised portion of an Option shall expire.


     (f)  In  the  case of an Optionee who is an employee or consultant  of  the
          Company  or  a  Related Company, if the Optionee's employment  by  the
          Company or a Related Company ceases due to the Company's termination of such Optionee's employment for cause, any unexercised portion of any Option held by the Optionee shall immediately expire. For this purpose "cause" shall mean conviction of a felony or continued failure, after notice, by the Optionee to perform fully and adequately the Optionee's duties.


     (g) Neither the selection of any Key Person as an Optionee nor the granting of an Option to any Optionee under this Plan shall confer upon the Optionee any right to continue as a director, officer, employee or consultant of the Company or a Related Company, as the case may be, or be construed as a guarantee that the Optionee will continue as a director, officer, employee or consultant of the Company or a Related Company, as the case may be.


     (h) Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares purchased as set forth in Section 8.


8.        Payment for Option Shares.


           In the case of all Option exercises, the purchase price shall be paid in cash or certified funds upon exercise of the Option.


9.        Incentive stock Options.


     (a) The Board may, from time to time, and subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant to any Key Person who is an employee eligible to receive Options one or more Incentive Stock Options to purchase the number of shares of Common Stock allotted by the Board.


     (b) The Option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be no less than the Fair Market Value of a share of Common Stock on the Date of Grant of the Incentive Stock Option.


     (c) The Option term of each Incentive Stock Option shall be determined by the Board and shall be set forth in the Option Agreement, provided that the Option term shall commence no sooner than from the Date of Grant and shall terminate no later than 10 years from the Date of Grant and shall be subject to possible early termination as set forth in Section 7 hereinabove.


10.       Changes in Common Stock, adjustments, etc.


           In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then there shall be substituted for each share of Common Stock that is subject to the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting stockholders) shall be so changed or for which each such share shall be exchanged. Any securities so substituted shall be subject to similar successive adjustments.


           In the event of any such changes or exchanges, the Board shall determine whether, in order to prevent dilution or enlargement of rights, an adjustment should be made in the number, kind, or option price of the shares or other securities then subject to an Option or Options granted pursuant to the Plan and the Board shall make any such adjustment, and such adjustments shall be made and shall be effective and binding for all purposes of the Plan.


11.       Relationship of employment.


           Nothing contained in the Plan, or in any Option granted pursuant to the Plan, shall confer upon any Optionee any right with respect to employment by the Company, or interfere in any way with the right of the Company to terminate the Optionee's employment or services at any time.


12.       Non-transferability of Option.


           No Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution, and any attempt to do so shall be null and void.


13.       Rights as a stockholder.


           No person shall have any rights as a stockholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 10, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.


14.       Securities laws requirements.


           No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the United States Securities Act of 1933, as amended (the "U.S. Act"), any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.


           In addition, the Company may not, except as otherwise directed by counsel to the Company, register any Option Shares for resale under the U.S. Act or under any other applicable securities legislation when the registration of any such Option Shares may be contrary or inconsistent with the intent of any provisions, rules or policies promulgated under the U.S. Act or any other securities legislation applicable to any such Option Shares.


15.       Disposition of Option Shares.


           Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows:
(i) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (ii) that no Option Shares will be sold or otherwise distributed in violation of the U.S. Act or any other applicable federal or state securities laws; (iii) that if he is subject to reporting requirements under Section 16(a) of the United States Securities Exchange Act of 1934, as amended, he will (a) furnish the Company with a copy of each Form 4 filed by him and (b) timely file all reports required under the federal securities laws; and (iv) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.


16.       Effective date of Plan; termination date of Plan.


           The Plan shall be deemed effective as of March 30, 2004. The Plan shall terminate at midnight on March 30, 2024 except as to Options previously granted and outstanding under the Plan at the time. No Options shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options then outstanding under the Plan.


17.       Other provisions.


          The following provisions are also in effect under the Plan:


     (a) the use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary;


     (b)  any expenses of administering the Plan shall be borne by the Company;


     (c) this Plan shall be construed to be in addition to any and all other compensation plans or programs. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable; and


     (d) the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of Montana.


     This Plan is dated and made effective on this 30th day of March, 2004.


                      BY ORDER OF THE BOARD OF DIRECTORS OF
                                ANTON DIST. INC.
                                      Per:

                                    /s/ Ken Larsen

                                   Ken Larsen
                          President, CEO and a Director
                                   __________